UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):  June 16, 2006

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-22388	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:	(214) 623-8446

Former name or address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

Home Solutions of America, Inc., a Delaware corporation (the "Company"), is disclosing in accordance with Regulation FD, the presentation being shown at its 2006 Annual Meeting of Stockholders being held at the Company's corporate headquarters at 9:00 a.m.(CST) on June 16, 2006.  The presentation is attached as Exhibit 99.1, which is incorporated by reference herein.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01.              Financial Statements and Exhibits.

(D)          Exhibits

99.1         Presentation.

2

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date: June 16, 2006	By: /s/ Rick J. O'Brien Name: Rick J. O'Brien Title: President and Chief Operating Officer

Exhibit Index

99.1         Presentation.